UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas	77077-4760
(Address of principal executive offices)	(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 3, 2014, RigNet, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it had closed the previously announced transaction to acquire Inmarsat plc’s (“Inmarsat”) energy broadband business (the “Acquisition”). A copy of the press release announcing the closing of the Acquisition is furnished with this Current Report on Form 8-K as Exhibit 99.1. The Company filed a Form 8-K on August 2, 2013 (the “Prior 8-K”) reporting the entry into a definitive agreement pertaining to the Acquisition.

The Company acquired Inmarsat’s energy broadband business for $25.0 million in cash (subject to certain post-closing working capital adjustments). At the closing of the Acquisition, Inmarsat sold to RigNet substantially all of its energy broadband assets, which include: microwave and WiMAX networks in the U.S. Gulf of Mexico serving drillers, producers and energy vessel owners; VSAT interests in the United Kingdom, U.S. and Canada; an M2M SCADA VSAT network in the continental U.S. serving the pipeline industry; a telecommunications systems integration business operating worldwide; and a global L-band MSS retail energy business. The energy business includes assets, employees, contracts and working capital. Inmarsat’s energy interests in Russia have been excluded from the transaction.

At closing, the Company also entered into an agreement with Inmarsat to become a key distributor of Inmarsat’s GX satellite communications network services. The Company has agreed, under certain conditions, to a significant purchase of capacity from the high-throughput GX network during the five years after it becomes operational. As disclosed in the Prior 8-K, the entry into this arrangement was conditioned on the closing of the Acquisition.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01—Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated February 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: February 3, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press release dated February 3, 2014